UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-21891

Cheswold Lane Funds
(Exact name of registrant as specified in charter)

100 Front Street
West Conshohocken, PA 19428
(Address of principal executive offices) (Zip code)

Colleen Quinn Scharpf
Cheswold Lane Asset Management, LLC
100 Front Street
West Conshohocken, PA 19428
 (Name and address of agent for service)

Registrant's telephone number, including area code: (610) 940-5330

Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1.  Report to Stockholders.

Annual Report

December 31, 2009

Cheswold Lane International High Dividend Fund
Table of Contents
December 31, 2009

Shareholder Letter	1
Performance Summary	3
Portfolio Characteristics	4
Schedule of Investments	6
Financial Statements	9
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	20
Expense Example	21
Trustee and Officer Information	22
Additional Tax Information	24
Portfolio Holdings Disclosure	24
Proxy Voting	24

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Except for historical information, the matters discussed in this report may constitute forward-looking statements.  These include any predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current prospectus, other factors bearing on these statements include the accuracy of the Adviser's forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to applicable benchmarks.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Dear Fellow Shareholders,

Thank you for your continued support of the Cheswold Lane International High Dividend Fund.  Total return for the fund, net of fees was 37.84% in 2009, compared to 31.78% for the MSCI-EAFE Index.  The Fund’s strong returns were driven across a broad range of sectors, especially cyclical sectors like energy and basic materials.  Total fund assets at year end stood at more than $28.5 million.

Market Review – 2009

After a heart stopping drop throughout 2008 and into the spring of 2009, the global financial markets rebounded sharply during the remaining part of 2009.  The financial crisis was beaten back by successful actions taken by major central bankers and government policymakers.   The combination of massive liquidity injections, unprecedented regulatory forbearance, and epic fiscal stimulus allowed the world to avoid what many called the “Great Depression II”.   The market needed confidence post the Lehman Brothers debacle and by the end of the first quarter of 2009, global leaders were resoundingly committed to putting the financial system back together – whatever the cost.  Quantitative easing and federal deficits were the policy “norms” not the exceptions.

The correlated asset deflation of 2008 turned into symmetrical asset reflation in 2009.  While there were clearly winners and losers over the last two years, in general, the riskier asset classes went down the furthest, but also rebounded the most off the bottom – signaling to us that much of the capital losses of 2008 were driven by a severe liquidity crisis.  The emerging markets are one example of this, but there are others such as commodities and investment grade debt.  While emerging market equity returns led all global markets – Australia, Hong Kong, Singapore and Norway were the star performers in the developed markets.

Predicting the economic turn during the storm was not easy.  Unlike most global recessions, some of the deepest GDP declines were seen in major developed markets – the US, UK and Germany.  The emerging markets, with the exception of Eastern Europe, were in relatively stronger positions than their developed market peers.  It was not surprising that industrial production, a key leading economic indicator, turned up before and has bounced back stronger in the emerging markets than the developed markets.  As one would expect, the equity markets moved in step with this major shift in the global economy.

2009 was a strong performance year for Cheswold Lane – both in terms of absolute and relative returns.  The alpha generated was balanced by sector and geography.  All sectors, except the consumer discretionary, added value relative to the benchmark.  The energy sector generated the greatest alpha due to our large positions in Saipem and Technip; Europe’s #1 and #2 oilfield services and construction firms.  Both stocks more than doubled in 2009, benefiting from continued strong demand for oilfield services, especially in the deepwater oil basins.  In the defensive sectors of the market, our bias towards consumer staples was rewarded, as our significant positions in Henkel, Unilever, and Nestle outperformed the telecom, health care and utilities sectors.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

During the 4th quarter of 2009, we began the process of shifting the portfolio from its large cyclical posture to a more balanced position – in line with what we think is appropriate considering the re-valuation that has occurred in the cyclical sectors of the market.   New investments added to the portfolio during the quarter included:  Pernod Ricard (French spirits company), British American Tobacco (#1 emerging market tobacco firm), Dairy Farm (Asian grocery/convenience chain), Fraser & Neave (Asian beverage / consumer conglomerate), Woodside Petroleum (#1 oil & gas company in Australia) and British Gas (UK oil & gas company with leading global liquified natural gas position).

We encourage you to visit the Fund’s website www.cheswoldlanefunds.com and the advisor’s website www.cheswoldlane.com for more detailed information regarding our investment strategy. As always, we welcome your comments and questions at info@cheswoldlane.com.

Thank you again for the trust you have bestowed upon us in choosing the Cheswold Lane International High Dividend Fund.

Sincerely,
Eric Scharpf
President of Cheswold Lane Funds

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Performance Summary (Unaudited)

Comparison of a Hypothetical $500,000 Investment
in the Cheswold Lane International High Dividend Fund and the MSCI EAFE® Index*

Total Returns
For the periods ended December 31, 2009

	One Year	Average Annual Since Inception **

Cheswold Lane International High Dividend Fund	37.84%	-0.75%
MSCI EAFE® Index	31.78%	-0.42%

*  The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed markets country indices:  Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged. The index reflects the reinvestment of dividends on securities in the index, but does not reflect any deduction for fees, expenses or taxes. A direct investment in an index is not possible.

**  Commencement of operations for the Cheswold Lane International High Dividend Fund was June 29, 2006.

The Fund's net expense ratio of 1.15% and gross expense ratio of 1.56% are reflective of the information disclosed in the Fund's prospectus dated April 30, 2009 and may differ from the expense ratios disclosed in this report. The Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2010 in order to keep the Fund's net annual operating expenses from exceeding 1.15% of its average daily net assets. Performance data quoted represents past performance which is not predictive of future performance. The investment return and principal value of Fund shares will fluctuate and when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To receive current performance to the most recent month end, please call 1-800-771-4701. Please read prospectus carefully before investing.

The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund's results as shown are net of fees.

See the accompanying "Investments by Industry" schedule for the percentage of the Fund’s portfolio represented by the industries mentioned in this report. Portfolio holdings will change due to ongoing management of the Fund.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Portfolio Characteristics

December 31, 2009

Investments by Industry (Unaudited) (As a Percentage of Long-term Investments)

Agriculture	1.0%

Auto Manufacturers	1.1

Banks	16.5

Beverages	2.4

Building Materials	2.0

Chemicals	6.7

Diversified Financial Services	1.9

Electric	3.3

Electrical Components & Equipment	0.3

Electronics	1.1

Food	8.4

Healthcare - Services	2.5

Household Products / Wares	3.7

Insurance	8.7

Iron / Steel	7.7

Media	1.3

Mining	3.9

Miscellaneous Manufacturing	5.0

Office / Business Equipment	1.6

Oil & Gas	8.9

Oil & Gas Services	4.3

Pharmaceuticals	1.1

Retail	0.5

Semiconductors	1.3

Telecommunications	4.8

Total	100.0%

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Portfolio Characteristics (Continued)

December 31, 2009

Investments by Country (Unaudited) (As a Percentage of Long-term Investments)

Australia	7.5%

Austria	4.7

Denmark	0.3

France	19.1

Germany	18.6

Hong Kong	0.9

Ireland	2.7

Italy	4.1

Japan	14.3

Luxembourg	0.7

Netherlands	6.1

Norway	0.4

Singapore	1.1

Spain	2.3

Switzerland	8.3

United Kingdom	8.9

Total	100.0%

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Schedule of Investments

December 31, 2009

Number of Shares			Value

	COMMON STOCKS	99.6%

	CONSUMER DISCRETIONARY	2.3%
7,200	Toyota Motor Corp.		$300,782
11,900	Vivendi		355,041
			655,823

	CONSUMER STAPLES	14.9%
8,960	British American Tobacco PLC		291,770
40,500	Dairy Farm International Holdings Ltd.		242,595
23,350	Henkel A.G. & Co. KGaA		1,038,182
3,200	Lawson, Inc.		141,261
23,000	Nestle S.A.		1,108,821
4,250	Pernod-Ricard S.A.		365,310
32,000	Unilever NV		1,044,491
			4,232,430

	ENERGY	13.1%
6,400	BG Group PLC		115,960
60,000	BP PLC		581,348
14,600	Caltex Australia Ltd.*		122,114
20,500	ENI SpA		520,837
8,400	Noble Corp.		341,880
18,715	Saipem SpA		643,776
4,500	Statoil ASA		111,850
8,000	Technip S.A.		567,010
4,500	Total S.A.		290,567
2,500	Transocean Ltd.*		207,000
5,700	Woodside Petroleum Ltd.		241,962
			3,744,304

	FINANCIALS	27.0%
2,860	Allianz S.E.		355,764
160,800	Allied Irish Banks PLC*		279,155
60,500	AXA S.A.		1,435,702
4,043	Banco Santander S.A.		66,652
112,700	Barclays PLC		502,304
15,043	BNP Paribas		1,206,479
14,175	Credit Suisse Group AG		696,985
4,400	Daiwa Securities Group, Inc.		22,029
21,400	Deutsche Bank AG		1,509,541
68,000	Governor & Co. of the Bank of Ireland*		129,270
68,226	ING Groep NV*		675,418
31,500	Irish Life & Permanent PLC*		149,141
173,000	Mizuho Financial Group, Inc.		309,201
5,400	ORIX Corp.		364,543
			7,702,184

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Schedule of Investments (continued)

December 31, 2009

Number of Shares			Value

	HEALTH CARE	3.6%
4,200	Astellas Pharma, Inc.		$156,464
13,500	Fresenius Medical Care AG & Co. KGaA		711,801
3,800	Takeda Pharmaceutical Co., Ltd.		156,700
			1,024,965

	INDUSTRIALS	5.2%
22,750	Charter International PLC		265,248
107,000	Fraser and Neave Ltd.		320,097
1,600	NKT Holding A/S*		89,307
750	Schneider Electric S.A.		88,000
7,900	Siemens AG		724,032
			1,486,684

	INFORMATION TECHNOLOGY	5.1%
11,000	Canon, Inc.		463,081
11,500	HOYA Corp.		304,593
32,300	Konica Minolta Holdings, Inc.		331,075
5,600	Tokyo Electron Ltd.		356,942
			1,455,691

	MATERIALS	20.3%
6,400	Air Liquide S.A.		762,410
24,000	Air Water, Inc.		282,694
4,500	ArcelorMittal		207,765
5,500	BHP Billiton Ltd.		213,291
7,700	CRH PLC		211,007
4,350	Lafarge S.A.		360,799
219,000	OneSteel Ltd.		659,811
13,280	Rio Tinto Ltd.		894,442
10,300	Shin-Etsu Chemical Co., Ltd.		579,998
65,000	Sumitomo Chemical Co., Ltd.		283,436
36,350	Voestalpine AG		1,333,417
			5,789,070

	TELECOMMUNICATION SERVICES	4.8%
21,300	Telefonica S.A.		593,453
337,000	Vodafone Group PLC		782,025
			1,375,478

	UTILITIES	3.3%
9,750	RWE AG		945,772

	TOTAL COMMON STOCKS (Cost $26,927,549)		28,412,401

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Schedule of Investments (continued)

December 31, 2009

Number of Shares			Value

	RIGHTS	0.0%

	ENERGY	0.0%
475	Woodside Petroleum Ltd.*		$2,179

	TOTAL RIGHTS (Cost $2,129)		2,179

Principal Amount			Value

	SHORT-TERM INVESTMENT	0.0%

	VARIABLE RATE DEMAND DEPOSIT
$9,250	UMB Bank Money Market Fiduciary, 0.03%†		9,250

	TOTAL SHORT-TERM INVESTMENTS (Cost $9,250)		9,250

	TOTAL INVESTMENTS (Cost $26,938,928)	99.6%	28,423,830

	Other Assets Less Liabilities	0.4%	104,664

	NET ASSETS	100.0%	$28,528,494

* Non-income Producing
† Indicates yield as of December 31, 2009

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Statement of Assets and Liabilities
December 31, 2009

ASSETS:
Investments at value (cost $26,938,928)	$28,423,830
Receivable for investments sold	138,070
Interest and dividends receivable	148,780
Prepaid expenses	5,813

Total assets	28,716,493

LIABILITIES:
Foreign currency due to custodian (cost $137,745)	138,152
Payables for:
Investment adviser fees	15,325
Trustees' fees	2,500
Other accrued expenses	32,022

Total liabilities	187,999

TOTAL NET ASSETS	$28,528,494

NET ASSETS CONSIST OF:
Paid-in-capital	$35,428,148
Accumulated net investment income	25,892
Accumulated net realized loss on investments and foreign currency transactions	(8,412,512)
Net unrealized appreciation on investments and foreign currency translations	1,486,966

TOTAL NET ASSETS	$28,528,494

SHARES OUTSTANDING, (no par value, unlimited shares of beneficial interest authorized)	2,193,907

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE(a)	$13.00

(a)A 2% redemption fee applies to shares sold within 90 days of purchase.

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Statement of Operations
December 31, 2009

INVESTMENT INCOME:
Dividends (Net of $104,706 foreign tax withholding)	$682,485
Interest	221
Total investment income	682,706

EXPENSES:
Investment advisory fees	208,821
Professional fees	45,510
Administrative and fund accounting fees	38,236
Transfer agent fees and expenses	24,401
Custody fees	20,634
Insurance premiums	10,508
Trustees' fees	10,000
Reports to shareholders	7,536
Federal and state registration fees	2,743
Miscellaneous expenses	12,255
Total expenses before fee waivers	380,644
Fee waivers	(112,394)

Total expenses	268,250

NET INVESTMENT INCOME	414,456

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on transactions from investments	(4,763,154)
Net realized gain on foreign currency transactions	14,566
Change in unrealized appreciation / (depreciation)
on investments	12,075,952
on foreign currency translations	9,508
Net realized and unrealized gain on investments and foreign currency	7,336,872

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,751,328

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Statements of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08
OPERATIONS:
Net investment income	$414,456	$851,662
Net realized loss on investments	(4,763,154)	(3,649,669)
Net realized gain/(loss) on foreign currency transactions	14,566	(65,261)
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	12,085,460	(15,745,846)

Net increase/(decrease) in net assets resulting from operations	7,751,328	(18,609,114)

DISTRIBUTIONS:
From investment income ($0.19 per share, $0.39 per share)	(404,022)	(803,254)
From capital gains ($0.00 per share, $0.05 per share)	—	(113,060)

Total distributions	(404,022)	(916,314)

SHARES OF BENEFICIAL INTEREST:
Proceeds from sale of shares	405,760	1,207,893
Proceeds from reinvestment of distributions	404,022	916,314
Redemption of shares	(21,914)	(1,640,680)

Net increase from shares of beneficial interest	787,868	483,527

TOTAL INCREASE/(DECREASE) IN NET ASSETS	8,135,174	(19,041,901)

NET ASSETS:
Beginning of year	20,393,320	39,435,221
End of year*	$28,528,494	$20,393,320

SHARES OF BENEFICIAL INTEREST IN SHARES:
Shares sold	34,462	117,188
Shares reinvested	38,116	67,044
Shares redeemed	(1,907)	(146,601)
Net increase	70,671	37,631
___________
*Includes accumulated net investment income of $11,326 and $892, respectively.

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Financial Highlights
For a Fund Share Outstanding
Throughout Each Period

	For the Year Ended 12/31/09	For the Year Ended 12/31/08	For the Year Ended 12/31/07	6/29/06* to 12/31/06

Net asset value, beginning of period	$9.60	$18.91	$17.60	$15.00

Income/(Loss) From Investment Operations:
Net investment income	0.20	0.41	0.57	0.09
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	3.39	(9.28)	1.81	2.71
Total from investment operations	3.59	(8.87)	2.38	2.80

Less Distributions:
Dividends from net investment income	(0.19)	(0.39)	(0.64)	(0.05)
Distribution from net realized gains	—	(0.05)	(0.43)	(0.15)
Total distributions	(0.19)	(0.44)	(1.07)	(0.20)

Net asset value, end of period	$13.00	$9.60	$18.91	$17.60

Total Return	37.84%	(47.58)%	13.57%	18.68%[2]

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$28,528	$20,393	$39,435	$25,828
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.15%	1.15%	1.15%	1.15%[1]
Before waivers and reimbursements	1.64%	1.56%	1.56%	2.16%[1]
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	1.79%	2.80%	3.18%	1.07%[1]
Before waivers and reimbursements	1.30%	2.39%	2.77%	0.06%[1]
Portfolio turnover rate	36.90%	60.12%	38.49%	16.18%[2]

_________________
*Commencement of Operations.
[1]Annualized.
[2]Not annualized.

See accompanying notes to financial statements.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements
December 31, 2009

Note 1.  Organization

Cheswold Lane Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.  The Trust was organized as a Delaware statutory trust on April 12, 2006 and currently consists solely of one series of beneficial interest, the Cheswold Lane International High Dividend Fund (the “Fund”).  The investment objective for the Fund is long-term growth of capital and income. The Fund commenced operations on June 29, 2006.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation – In determining the Fund’s net asset value (“NAV”), portfolio securities primarily listed or traded on a national or foreign securities exchange, except for securities traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) and fixed income securities, are generally valued at the last sale price on that exchange, unless market prices are determined to be not readily available pursuant to the Fund’s pricing procedures.  The Fund values NASDAQ traded securities using the NASDAQ Official Closing Price.  The Fund generally values fixed income securities using market quotations or a matrix method provided by a pricing service.  The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value.  In the event market quotations are not readily available, a “fair value” price will be determined in accordance with the Fund’s pricing procedures.  Securities other than those listed above will be priced in accordance with the Fund’s registration statement and/or pricing procedures.

The Fund translates prices for its investments that are quoted in foreign currencies into U.S. dollars at current exchange rates.  As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAV, which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”).  Because foreign markets may be open at different times than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell them.  If reported prices with respect to the Fund’s foreign investments are believed by the Adviser to be stale or unreliable based upon certain triggering factors set forth in the pricing procedures approved by the Board, these investments will be valued at their fair value using a quantitative methodology.  In addition, if, in the opinion of the Adviser, significant events materially affecting the values of the Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, or if the values provided by the Adviser’s quantitative methodology are deemed by the Adviser not to reflect fair value, such foreign investments will be priced at fair value as determined in good faith by the Adviser.  The Fund may rely on third-party pricing vendors to monitor for events that may materially affect the values of the Fund’s foreign investments during the period between the close of foreign markets and the close of regular trading on the NYSE.

The use of fair value pricing by the Fund may cause the NAV of its shares to differ from the NAV that would be calculated by using closing market prices.  Due to the subjective nature of fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2009

In September 2006, FASB issued Fair Value Measurements and Disclosures effective for financial statements issued for interim and annual periods beginning after November 15, 2007. Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. In April 2009, FASB issued Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“Determining Fair Value”), effective for interim and annual periods ending after June 15, 2009. Determining Fair Value expands existing Fair Value Measurements and Disclosures to include a breakout of the current Fair Value Measurements and Disclosures chart to add sector and/or security types. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 − quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 − other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 − significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

Sector	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$355,041	$300,782	-	$655,823
Consumer Staples	1,944,166	2,288,264	-	4,232,430
Energy	2,467,841	1,278,642	-	3,746,483
Financials	4,377,469	3,324,715	-	7,702,184
Health Care	-	1,024,965	-	1,024,965
Industrials	673,345	813,339	-	1,486,684
Information Technology	-	1,455,691	-	1,455,691
Materials	3,309,525	2,479,545	-	5,789,070
Telecommunication Services	782,025	593,453	-	1,375,478
Utilities	-	945,772	-	945,772
Short-Term Investments	9,250	-	-	9,250
Total	$13,918,662	$14,505,168	-	$28,423,830

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2009

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements.” This statement clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact this statement will have on its financial statement disclosures.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Foreign Currency Contracts – In March 2008, the FASB issued Disclosure about Derivative Instruments and Hedging Activities effective for fiscal years and interim periods beginning after November 15, 2008. Disclosure about Derivative Instruments and Hedging Activities requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

The Fund may enter into foreign currency contracts to reduce its exposure to changes in foreign currency exchange rates on its foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated foreign rate. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain on foreign currency transactions on the Statement of Operations.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2009

Federal Income Taxes –  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes.  Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends.  Interest income is recorded on an accrual basis.

Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, semi-annually and distributes net realized gains, if any, annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Redemption Fees – Upon redemption of shares held 90 days or less, a redemption fee of 2% of the current NAV of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders.  The redemption fee is accounted for as an addition to paid-in capital. There were no redemption fees paid to the Fund for the year ended December 31, 2009.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Subsequent Events - In May 2009, the FASB issued Subsequent Events (the “Subsequent Events Statement”), a statement outlining disclosure requirements related to certain events occurring after the date of the financial statements. The Subsequent Events Statement is effective for interim and annual periods after June 15, 2009. The Fund adopted the Subsequent Events Statement in the current reporting period. Events and transactions from January 1, 2010 through February 24, 2010 have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements through this date.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2009

Note 3.  Related Parties

The Fund has an investment advisory agreement with the Adviser.  Under the agreement, the Fund pays the Adviser a fee computed daily and payable monthly, fixed at 0.90% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive all or a portion of its management fees and/or reimburse expenses at least through April 30, 2010 in order to keep the Fund’s net annual fund operating expenses (excluding any taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses) from exceeding 1.15% of its average daily net assets.  After expense waivers, the management fee paid to the Adviser for the twelve months ended December 31, 2009 was equal to 0.42% of the Fund’s average net assets.

The Fund had $10,000 in fees for unaffiliated trustees during the twelve months ended December 31, 2009.  No officer or trustee who is affiliated with the Adviser currently receives any compensation from the Fund for acting as a trustee or officer of the Fund.

Note 4.  Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities) from January 1, 2009 to December 31, 2009 were $9,291,423 and $8,487,466, respectively.

Note 5.  Federal Income Tax Information

At December 31, 2009, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$27,387,589
Unrealized appreciation	5,541,266
Unrealized depreciation	(4,502,962)
Net unrealized appreciation on investments and foreign currency translations	$1,038,304

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$26,662
Undistributed long-term gains	-
Tax accumulated earnings	26,662
Accumulated capital and other losses	(7,964,620)
Unrealized appreciation on investments and foreign currency translations	1,038,304
Total accumulated earnings (deficit)	$(6,899,654)

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2009

The tax character of distributions paid during the fiscal year ended December 31, 2009 and fiscal year ended December 31, 2008 was as follows:

	2009	2008
Distributions paid from ordinary income	$404,022	$803,254
Distributions paid from long-term capital gains	-	113,060
Total Distributions	$404,022	$916,314

As of December 31, 2009, the Fund had a capital loss carry forward of $7,629,212, of which $2,383,443 expires on December 31, 2016 and $5,245,769 expires on December 31, 2017.

Primarily as a result of differing book/tax treatment of foreign currency transactions and certain recorded expenses, on December 31, 2009, accumulated net investment income was increased by $14,566 and accumulated net realized gain on investments and foreign currency transactions was decreased by $14,566. This reclassification has no effect on the net assets of the Fund.

As of December 31, 2009, the Fund had $335,408 of post-October losses, which are deferred until January 1, 2010 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Accounting for Uncertainty in Income Taxes —It is the Fund’s policy to continue to comply with all sections of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes. The Fund has adopted the provisions of Financial Accounting Standards Board Accounting for Uncertainty in Income Taxes. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Accounting for Uncertainty in Income Taxes requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’
of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of Accounting for Uncertainty in Income Taxes did not result in the recording of any tax benefit or expense in the current year. The Fund’s Federal Tax Returns filed in the three-year period ended December 31, 2009 remain subject to examination by the Internal Revenue Service.

Note 6.    Other

       Because the Fund invests in foreign stocks, it will be affected by risks not typically associated with U.S. stocks.  These risks include political and economic instability and different accounting and regulatory standards, as well as reduced liquidity and transparency compared to U.S. markets.  In addition, the Fund will be subject to the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.  Currency exchange rates may fluctuate significantly over short periods of time, causing (along with other factors) the Fund’s net asset value to fluctuate, which, in turn, may cause the value of the Fund’s shares to go up or down.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Notes to Financial Statements (Continued)
December 31, 2009

The Fund may invest an unlimited percent of the portfolio in dividend paying equity securities (including common, convertible and preferred stocks) of companies located in developed markets outside of the United States.  The Fund considers foreign developed markets to consist of those countries that are represented in the Morgan Stanley Capital International, Inc. EAFE® Index.  As a result, the Fund may hold a concentrated amount of securities in a few countries at the discretion of the Adviser.  Please see the “Portfolio Characteristics – Investments by Country” table for a percentage listing by country.  Should the Adviser invest a concentrated amount of the portfolio in a few countries, the Fund will be particularly subject to the risks of investing in foreign stocks as described above.

As of December 31, 2009, the Fund had a shareholder that held 69.7% of the outstanding shares of the Fund. A significant redemption by this shareholder could affect the Fund’s liquidity and the future viability of the Fund. The shareholder is a retirement plan for a commercial entity in which the plan holds Fund shares for the benefit of the entity’s employees. The Fund is one of several investment options in the entity’s plan and employees are permitted to transfer some or all of their account balances into or out of the Fund at any time.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Cheswold Lane Funds
and the Shareholders of Cheswold Lane International High Dividend Fund

We have audited the accompanying statement of assets and liabilities of Cheswold Lane International High Dividend Fund, a series of beneficial interest in Cheswold Lane Funds, including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period June 29, 2006 (commencement of operations) through December 31, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cheswold Lane International High Dividend Fund as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period June 29, 2006 through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 24, 2010

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
 Expense Example
For the Period Ended December 31, 2009 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009 (the “Period”).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the Period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during the period ended December 31, 2009” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the Period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during the period ended December 31, 2009
Actual Example	$1,000.00	$1,238.10	$6.50

Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,019.20	5.86

1  Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Trustee and Officer Information (Unaudited)

Name, Address and Age as of 12/31/09	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Eric F. Scharpf * Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 40	Trustee, President and Chief Executive Officer	Indefinite, since 2006	Managing Partner, Cheswold Lane Asset Management, LLC (the “Adviser”), since 2006; Partner/Senior Portfolio Manager, Chartwell Investment Partners (2004-2005); Portfolio Manager/Research Analyst, Miller Anderson & Sherrerd (an asset management company) (1997-2003)	1	None
Independent Trustees
Dr. George E. Boudreau Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 63	Trustee	Indefinite, since 2006	Founder and Partner, the Pennsylvania Dental Group (1974 to present)	1	None
Paul Chi Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 37	Trustee	Indefinite, since 2006	Senior Vice President/ Senior Managing Director Global Custody and Securities Processing, PFPC Trust Company (2002 to Present)	1	None
Eugenie G. Logue Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 40	Trustee	Indefinite, since 2006	Principal, Rosemont Investment Partners, LLC (a private equity firm), since 2002; Associate, SGI Capital (a private equity firm) (1999 – 2002)	1	None
Stanley J. Koreyva, Jr. Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 50	Trustee	Indefinite, since 2006	Executive Vice President and Chief Operating Officer, Amboy Bank, since 2004; Chief Financial Officer, Amboy Bank (1998-2004)	1	None

*
Mr. Scharpf is an “Interested Trustee” of Cheswold Lane Funds, as defined in the Investment Company Act of 1940, because he is the Managing Partner of the Adviser.  Mr. Scharpf and Ms. Colleen Quinn Scharpf are married to each other.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

The officers of the Trust not named above are:

Name, Address and Age as of 12/31/09	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew Taylor Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 37	Executive Vice President, Treasurer and Chief Financial Officer	Since 2006
Partner/Portfolio Manager, the Adviser, since 2006;
Partner/Portfolio Manager,
Chartwell Investment Partners (2004-2006);
Portfolio Manager/Research Analyst,
Miller Anderson & Sherrerd (an asset management company) (2000-2003)

Colleen Quinn Scharpf Cheswold Lane Funds 100 Front Street W. Conshohocken, PA 19428 Age: 40	Secretary and Chief Compliance Officer	Since 2006
President, Chief Operating Officer and Chief Compliance Officer, the Adviser, since 2006;
Director of Investments,
Board of Pensions of the Presbyterian Church (U.S.A.)
(2003-2006);
Senior Member,
Strategic Relationship Team,
Putnam Investments
(1996 – 2003)

The Statement of Additional Information contains additional information about the Fund’s trustees and is available, without charge, upon request by calling 1-800-771-4701.

Cheswold Lane International High Dividend Fund – Financial Report – December 31, 2009

Cheswold Lane International High Dividend Fund
Other Information
For the Year Ended December 31, 2009 (Unaudited)

Additional Tax Information

For the year ended December 31, 2009, 100% of dividends paid from investment income from the Fund is designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Cheswold Lane International High Dividend Fund designates $521,885 of income derived from foreign sources and $94,891 of foreign taxes paid for the year ended December 31, 2009.

Of the ordinary income (including short-term capital gains) distributions made by the Cheswold Lane International High Dividend Fund during the year ended December 31, 2009, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.2379 and the proportionate share of foreign taxes attributable to one share of stock is $0.0433.

Proxy Voting

A description of the Fund’s portfolio securities proxy voting policies and procedures and a record of the Fund’s proxy votes for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-632-1320 and on the Securities and Exchange Commission’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may view the Fund’s Form N-Q on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UMB Distribution Services, LLC, Distributor

803 West Michigan Street

Milwaukee, Wisconsin 53233

Item 2.  Code of Ethics.

(a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer.

(b) No information needs to be disclosed pursuant to this paragraph.

(c) The Registrant has made no amendments to its Code of Ethics during the period covered by this report.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)    (1) See Item 12(a)(1) of this Form N-CSR. The Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2007.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stanley J. Koreyva, Jr. qualifies as an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR.  Mr. Koreyva is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees.
Aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal period ended December 31, 2008	$14,500
Fiscal period ended December 31, 2009	$14,000

(b) Audit-Related Fees.
Aggregate fees billed for assurance and related services rendered by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

None.

(c) Tax Fees.

Aggregate fees billed for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice, tax planning and review of tax filings.

Tax fees charged by the principal accountant relate to the reviewing of filings and financial statements.

Fiscal period ended December 31, 2008	$2,500
Fiscal period ended December 31, 2009	$2,000

(d) All Other Fees.
Aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

None.

(e)
(1)  The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

(2) During the fiscal period ended December 31, 2009, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the Audit Committee.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the Registrant's principal accountant related to tax services rendered to the Registrant, and are set forth under paragraph (c) above.

During the fiscal period ended December 31, 2009, the principal accountant did not provide any non-audit services to the Registrant’s investment adviser.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submissions of Matters to a Vote of Security Holders.

The Registrant’s Nominating Committee recommends for nomination candidates for the Board, fills vacancies and considers the qualifications of Board members.  The Nominating Committee will consider shareholder recommendations for nomination to the Board of Trustees only in the event there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit the appropriate information about the candidate to the Nominating Committee, c/o Cheswold Lane Funds, 100 Front Street, West Conshohocken, PA  19428.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report and have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, reported and made known to them by others within the registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics – Incorporated by reference to the Registrant’s Form N-CSR filed on March 9, 2007.

(a)(2) Certification for each principal executive and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cheswold Lane Funds

By:	/s/ Eric F. Scharpf
Eric F. Scharpf
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric F. Scharpf
Eric F. Scharpf
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 4, 2010

By:	/s/ Matthew H. Taylor
Matthew H. Taylor
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date: March 4, 2010